As filed with the Securities and Exchange Commission on April 28, 2023

Securities Act File No. 33-54016

Investment Company Act File No. 811-07326

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 47	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 49	☒

GABELLI INVESTOR FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies To:

Peter Goldstein, Esq.	Kenneth E. Burdon, Esq.
Gabelli Investor Funds, Inc.	Skadden, Arps, Slate Meagher & Flom LLP
One Corporate Center	500 Boylston Street
Rye, New York 10580-1422	Boston, Massachusetts 02116

It is proposed that this filing will be effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on [_______] pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [_______] pursuant to paragraph (a)(1); or
☐	or 75 days after filing pursuant to paragraph (a)(2); or
☐	on [_______] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Gabelli ABC Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

The
Gabelli
ABC
Fund

A series of Gabelli Investor Funds, Inc.

Class	Ticker Symbol
AAA	GABCX
Advisor	GADVX

PROSPECTUS

April 28, 2023

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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SUMMARY OF THE FUND

Investment Objective

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Class AAA Shares	Advisor Class Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	0.79%	1.04%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$81	$252	$439	$978
Advisor Class Shares	$106	$331	$574	$1,271

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S.Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 25% of its assets in lower quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default, in order to seek higher income and capital appreciation. For additional information about selection of investments suitable for the Fund, see page 8 of the prospectus.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company,

•the interest or dividend income generated by the securities,

•the potential for capital appreciation of the securities,

•the prices of the securities relative to other comparable securities,

•whether the securities are entitled to the benefits of sinking funds or other protective conditions,

•the existence of any anti-dilution protections or guarantees of the security, and

•the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

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The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

Principal Risks

You may want to invest in the Fund if:

•you favor a conservative approach to investments and returns

•you seek stability of principal more than growth of capital

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

The principal risks presented by the Fund are:

•Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades, and the Federal Reserve has been raising the federal funds rate in response. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

•Event Driven Risk. Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

•Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

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•Hedging Risk. The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options.

•Interest Rate Risk. Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund is subject to a greater risk of rising interest rates due to the current period of rising interest rates. There is a possibility that interest rates may continue to rise further in the future, particularly in response to actions of the Federal Reserve to combat the currently high rates of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

•Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•Lower Rated Securities. Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” Investments in lower rated securities may also include securities of issuers that are in default. Investments in securities of issuers in default present even greater risk exposure for the Fund.

•Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•Non-Diversification Risk. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

•Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•Short Sale Risk. Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

•Market Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and

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national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy, and thus the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI ABC FUND
(Total Returns for Class AAA Shares for the Years Ended December 31)

10%
5%
0%
-5%
4.92%
1.15%
2.32%
3.08%
2.20%
0.20%
4.80%
2.90%
4.37%
-2.01%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

During the calendar years shown in the bar chart, the highest return for a quarter was 4.16% (quarter ended June 30, 2020), and the lowest return for a quarter was (5.78)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2022)	Past One Year	Past Five Years	Past Ten Years
The Gabelli ABC Fund Class AAA Shares
Return Before Taxes	(2.01)%	2.02%	2.37%
Return After Taxes on Distributions	(2.44)%	1.18%	1.63%
Return After Taxes on Distributions and Sale of Fund Shares	(1.08)%	1.31%	1.61%
Advisor Class Shares
Return Before Taxes	(2.35)%	1.74%	2.11%
ICE Bank of America 3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.46%	1.26%	0.76%
Lipper U.S. Treasury Money Market Fund Average	1.33%	1.00%	0.55%
Standard and Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	12.56%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on May 14, 1993.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA and Advisor Class shares is $10,000. There is no minimum for subsequent investments. G.distributors, LLC, the Fund’s distributor and an affiliate of the Adviser (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund’s investment objective may not be changed without shareholder approval.

The Fund invests primarily in securities of domestic and foreign issuers that the Adviser believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may also invest in MLPs.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

•the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company,

•the interest or dividend income generated by the securities,

•the potential for capital appreciation of the securities,

•the prices of the securities relative to other comparable securities,

•whether the securities are entitled to the benefits of sinking funds or other protective conditions,

•the existence of any anti-dilution protections or guarantees of the security, and

•the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Because the Fund is non-diversified, the Fund has the ability to invest a larger portion of its assets

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in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rates, economic changes, and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price, or may not close on the expected date. The investment policies of the Fund may lead to higher portfolio turnover rates which could negatively impact the Fund’s performance. The Fund is also subject to the risk that the potential private market value of the Fund’s stocks will never be realized or that the portfolio securities’ prices will decline. Foreign securities are also subject to currency, information, and political risks. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than what it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades, and the Federal Reserve has been raising the federal funds rate in response. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

•Event Driven Risk. Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

•Foreign Securities Risk. The Fund’s investments outside the United States carry additional risks that include:

•Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and

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may widen any losses. In addition, the Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war. In particular, the consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value.

•Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

•Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

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•Eurozone Investment Risks — A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

On January 31, 2020, the United Kingdom officially withdrew from the EU, commonly referred to as “Brexit”. Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets. One or more other countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy, and would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Among other things, these developments have adversely affected the value and exchange rate of the Euro and Pound Sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the Euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

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•Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to a novel strain of the coronavirus (COVID-19), the adoption or prolongation of protectionist trade policies by one or more countries, war, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

•Hedging Risk. The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

•Interest Rate Risk. Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund is subject to a greater risk of rising interest rates due to the current period of rising interest rates. There is a possibility that interest rates may continue to rise further in the future, particularly in response to actions of the Federal Reserve to combat the currently high rates of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

•Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•Lower Rated Securities. Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” As part of its investment in lower grade securities, the Fund may also invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

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•Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•Non-Diversification Risk. The Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, market, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short term capital gain or loss. Unlike long term capital gain, short term capital gain is taxable to individuals at the same rates as ordinary income.

•Short Sale Risk. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery. To close out a short sale, the Fund must buy the security in order to return the security it borrowed. If the price of a security sold “short” by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss, which is potentially unlimited. In addition, the lender of the security borrowed by the Fund may generally require the return of the security at any time, which may require the Fund to close out its short sale at an inopportune time if it cannot borrow the security from another party.

•

Market Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy, and thus the Fund. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic

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events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX.

As compensation for its services and related expenses borne by the Adviser for the year ended December 31, 2022, the Fund paid the Adviser a fee computed daily and payable monthly equal on an annual basis to 0.50% of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended June 30, 2022, contains a discussion of the basis of the Board’s determination to continue the investment advisory agreement.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Fund. Mr. Gabelli is Chairman and Co-Chief Executive Officer of GAMI and Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer – Value Portfolios of GAMI; Gabelli Funds, LLC, and GAMCO Asset Management Inc., another wholly owned subsidiary of GAMI; Chief

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Executive Officer and Chief Investment Officer of GGCP; and an officer or director of other companies affiliated with GAMI. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund’s SAI provides additional information about Mr. Gabelli’s compensation, other accounts, and pooled investment vehicles managed by Mr. Gabelli, and Mr. Gabelli’s ownership of securities in the Fund.

INDEX DESCRIPTIONS

The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index.

The Lipper U.S. Treasury Money Market Fund Average represents the average performance of U.S. Treasury money market mutual funds as tracked by Lipper, Inc.

You cannot invest directly in the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index or the Lipper U.S. Treasury Money Market Fund Average.

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in the S&P 500 Index.

CLASSES OF SHARES

Two classes of the Fund’s shares are offered in this prospectus — Class AAA and Advisor Class. The Fund is not designed for market-timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs.

The Fund’s Class AAA shares are offered only to (1) clients of broker-dealers or other financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

The Fund’s Advisor Class shares are available through broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Rule 12b-1 Plan. The Fund has adopted a distribution plan under Rule 12b-1 for Advisor Class shares of the Fund (“Plan”). Under the Plan, the Fund may use its assets to finance activities relating to the sale of its Advisor Class shares and the provision of certain shareholder services on an annual basis, in the amount of 0.25% of its average daily net assets attributable to Advisor Class shares. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside the Plan and not be subject to its limitations. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the

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cost of your investment in Advisor Class shares and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of a maximum permitted front-end sales charge. Advisor Class shares will have higher expenses than Class AAA shares because Advisor Class shares pay a Rule 12b-1 fee and Class AAA shares do not.

Redemption Fee. Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase shares on any Business Day.

•By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli ABC Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 219204 Kansas City, MO 64121-9204	The Gabelli Funds c/o SS&C GIDS 430 W 7th Street STE 219204 Kansas City, MO 64105-1407

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•By Internet. You may open an account over the Internet at www.gabelli.com.

•By Bank Wire or by ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
ABA #011-0000-28 REF DDA #99046187
Re: The Gabelli ABC Fund
Account #_______
Account of [Registered Owners]

•By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent” or “SS&C GIDS”) will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

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Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to SS&C GIDS on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments. The minimum initial investment for Class AAA and Advisor Class shares is $10,000. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker- dealers and financial intermediaries may have different minimum investment requirements.

General. SS&C GIDS will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, shares of both classes are substantially the same.

Customer Identification Program. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer, or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list and in other sales programs, or as an expense reimbursement in cases where the broker-dealers, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

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The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.30% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers, financial advisers and other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board of Directors may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans. The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $10,000. There is no minimum subsequent investment for retirement or education savings plans.

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Automatic Investment Plan. The Fund offers an automatic monthly investment plan. The minimum investment for accounts establishing an automatic investment plan is $10,000. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365, or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the Securities and Exchange Commission (“SEC”)), or when an emergency exists (as determined by the SEC), and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee as described below in this section. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses).

You may redeem shares through a broker-dealer or financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined after the Fund or, if applicable, its authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event

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has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Advisor Class and Class AAA shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading, or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

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If you hold shares directly through the Distributor, you may redeem shares:

•By Letter. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with SS&C GIDS by calling either 800-GABELLI (800-422-3554), or 800-872-5365 (617-328-5000 from outside the United States), or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If SS&C GIDS properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither SS&C GIDS nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that SS&C GIDS may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send an ACH system credit or wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day. For Class AAA shares, the Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV per share next determined after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

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Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with SS&C GIDS. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $10,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $10,000.

Redemption Proceeds. The Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, the Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, the Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, the Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at the Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if (a) you redeem more than $250,000 over the preceding three months, and (b) either the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund or you have indicated a preference to the Fund for redemptions in kind. In either such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. The Fund intends to honor requests from shareholders for in kind redemptions where it is practicable to do so and otherwise in the best interest of the Fund.

Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund’s policy is only to distribute securities to you from its portfolio of investments that meet the following criteria: (i) traded on a major stock exchange and have a free float of at least $500 million, or (ii) the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. In either case, the Fund will not distribute an amount of securities of a particular issuer that exceeds 25% of the average daily trading volume of such security over the preceding 20 trading days.

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The specific security or securities to be distributed will be selected by an ad hoc committee of independent Board members pursuant to a written policy adopted by the Board, including the independent Board members. Subject to the Fund’s redemption in kind policy, and any applicable laws or regulations, the securities to be distributed could be individual securities, a representative basket of securities or a pro-rata slice of the Fund’s portfolio securities that are traded on a major stock exchange and have a free float of at least $500 million. In identifying potential individual securities to be distributed, the Fund’s redemption in kind policy favors securities with significant levels of unrealized capital appreciation and, within that category, further favors securities that are the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. The ad hoc committee of independent Board members also has the authority to reject a redemption in kind, and require a cash redemption.

Shareholders would be paid in portfolio securities without their prior consent or request only in instances where the ad hoc committee of independent Board members believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for Class AAA shares of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

In effecting an exchange:

•you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

•if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;

•if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

•you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;

•you should read the prospectus of the fund whose shares you are purchasing through exchange. Call your broker or 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and

24

•you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth National Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of such class next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the

25

Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Equity securities that are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Adviser.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately

26

11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Over-the-counter futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as Valuation Designee, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at the NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly reported distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (each a

27

“Capital Gain Dividend”), are taxable to you at long term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

By law, the Fund must withhold, as backup withholding, a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website

28

(https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the Fund’s Class AAA shares and Advisor Class shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

29

The Gabelli ABC Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses (c)(d)	Portfolio Turnover Rate
Class AAA
2022	$10.44	$0.08		$(0.29)	$(0.21)	$(0.14)	$—		$(0.14)	$0.00	$10.09	(2.01)%	$447,336	0.80%	0.79%	156%
2021	10.46	0.02		0.44	0.46	(0.05)	(0.43)		(0.48)	0.00	10.44	4.37	489,797	0.15	0.77	205
2020	10.21	0.02		0.27	0.29	(0.04)	(0.00	)(b)	(0.04)	0.00	10.46	2.90	552,051	0.21	0.73	251
2019	10.03	0.12		0.36	0.48	(0.14)	(0.16)		(0.30)	0.00	10.21	4.80	618,374	1.18	0.64	278
2018	10.38	0.15		(0.13)	0.02	(0.24)	(0.13)		(0.37)	0.00	10.03	0.20	564,929	1.41	0.57 (e)	231
Advisor Class
2022	$10.34	$0.05		$(0.29)	$(0.24)	$(0.11)	$—		$(0.11)	$0.00	$9.99	(2.35)%	$121,084	0.48%	1.04%	156%
2021	10.36	(0.05)		0.48	0.43	(0.02)	(0.43)		(0.45)	0.00	10.34	4.15	168,445	(0.43)	1.02	205
2020	10.10	0.00	(b)	0.27	0.27	(0.01)	(0.00	)(b)	(0.01)	0.00	10.36	2.70	167,311	0.01	0.98	251
2019	9.93	0.09		0.35	0.44	(0.11)	(0.16)		(0.27)	0.00	10.10	4.40	279,964	0.92	0.89	278
2018	10.27	0.12		(0.13)	(0.01)	(0.20)	(0.13)		(0.33)	0.00	9.93	(0.10)	377,330	1.41	0.82 (e)	231

† Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) Amount represents less than $0.005 per share.

(c) The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d) The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2022, 2021, 2020, 2019, and 2018 would have been 0.58%, 0.57%, 0.57%, 0.56%, and 0.56% (Class AAA) and 0.83%, 0.82%, 0.82%, 0.81%, and 0.81% (Advisor Class), respectively.

(e) During the year ended December 31, 2018, the Fund incurred tax expense, the effect of which was minimal.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Class AAA Shares
Advisor Class Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the
Gabelli Fund Complex, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The Gabelli ABC Fund
One Corporate Center
Rye, NY 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

You can also review and/or copy the Fund’s prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•Free from the Fund’s website at www.gabelli.com.

•For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07326)

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2023

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes The Gabelli ABC Fund (the “Fund”) which is a series of Gabelli Investor Funds, Inc., a Maryland corporation (the “Corporation”). This SAI should be read in conjunction with the Fund’s prospectus for Class AAA and Advisor Class shares dated April 28, 2023. This SAI is incorporated by reference in its entirety into the Fund’s prospectus. Portions of the Fund’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the Fund’s prospectus or the Fund’s annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

CLASS	TICKER SYMBOL
AAA	GABCX
Advisor	GADVX

GENERAL INFORMATION

The Corporation is a non-diversified, open-end management investment company. The Corporation was organized under the laws of the State of Maryland on October 30, 1992. The Fund, a series of the Corporation, commenced investment operations on May 14, 1993. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund’s prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Fund may invest in any of the securities described below.

Equity Securities

Because the Fund may invest without limit in the common stocks of both domestic and foreign issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund’s portfolio securities may become impaired, or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities, and thus in the value of the Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations, or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income, or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (the value of which will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary, and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund’s portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Non-Convertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, corporate notes, debentures, asset and mortgage backed securities, and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Investments in non-convertible fixed income securities, as well as other income producing debt and equity securities, are subject to interest rate risk, which is the risk that as interest rates rise, the value of such securities generally declines. Recently, central banks such as the Federal Reserve Bank have been raising interest rates to combat the rate of inflation.  There is a risk that additional increases in interest rates or a prolonged period of rising interest rates may cause the economy to enter a recession. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Up to 25% of the Fund’s total assets may be invested in lower quality debt securities although the Fund does not expect to invest more than 10% of its total assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher quality securities, but more sensitive to individual corporate developments than higher quality securities. Such lower quality securities also tend to be more sensitive to economic conditions than are higher quality securities. Accordingly, these lower quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher quality categories. Even securities rated Baa or BBB by Moody’s Investors Service, Inc., (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), a division of S&P Global, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Fund will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. Recently, central banks such as the Federal Reserve Bank have been raising interest rates to combat the rate of inflation. There is a risk that additional increases in interest rates or a prolonged period of rising interest rates may cause the economy to enter a recession. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund’s net asset value per share (“NAV”). In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower quality securities has depressed prices for such securities to some extent.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain. The Tax Cuts and Jobs Act made substantial changes to the Code that eliminate or modify of various previously allowed deductions, including substantial limitations on the deductibility of interest.

The secondary trading market for lower quality fixed income securities is generally not as liquid as the secondary market for higher quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Adviser, as Valuation Designee under Rule 2a-4 of the 1940 Act, to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Mortgage Backed and Asset Backed Securities

Mortgage backed securities are securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, and home equity loans in pass-through structures similar to mortgage related securities. In general, the collateral supporting asset backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed onto the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Convertible Securities

Convertible securities are bonds, corporate notes, debentures, and preferred stocks or other securities that may be converted into and exchanged for a prescribed amount of equity securities (generally common stocks) of the same or a different issuer within a particular period of time at a specified price or formula.

The Adviser believes that opportunities for capital appreciation may also be found in convertible securities and the Fund may invest without limit in convertible securities. This is particularly true in the case of companies that have performed below expectations at the time the convertible security was issued. If the company’s performance has been poor enough, its convertible debt securities will trade more like common stock than like a fixed income security, and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Many convertible securities are not investment grade, that is, not rated BBB or better by S&P, or Baa or better by Moody’s, and not considered by the Adviser to be of equivalent credit quality.

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P, or Baa by Moody’s, or are unrated but of equivalent credit quality in the judgment of the Adviser. Securities that are not investment grade are viewed by the rating agencies as being predominantly speculative in character, and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions, and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks, and may involve major risk exposure to adverse conditions, or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody’s or comparable unrated securities are typically referred to as “junk bonds.” For further information regarding lower rated securities and the risk associated therewith, see the Description of Corporate Debt Ratings attached in Appendix A.

Some of the convertible securities in the Fund’s portfolio may be “Pay-in-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible securities sells above its value as a fixed income security. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Interest rates have risen in recent months, and the risk that they may continue to do so is pronounced.

Investments in Foreign Securities

The Fund may invest up to 40% of the value of its total assets in foreign securities or depository receipts for foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad), or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared with dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable with those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Investing in Europe. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Brexit Risk. On January 31, 2020, the United Kingdom officially withdrew from the EU, commonly referred to as “Brexit”. Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets. The United Kingdom’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the Fund.

Sovereign Debt Securities

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects that it generally will invest in developed countries including Australia, Canada, Finland, the Netherlands, France, Germany, Hong Kong, Italy, Japan, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. The Fund will invest in government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes, or confiscation of private property. The Adviser does not believe that the credit risk inherent in the obligations of one stable government is necessarily significantly greater than that of another. Except for the fact that the Fund may invest up to 100% of its assets in U.S. government securities for temporary defensive purposes and except for the absence of currency exchange volatility, the Fund would utilize the same factors in determining whether and to what extent to invest in U.S. government securities as with respect to debt securities of other sovereign issuers.

The Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

The Fund may also invest in securities denominated in a multi-national currency unit. An example of a multi-national currency unit is the European Monetary Unit (the “Euro”), which is a combination of the economic structures of the member nations of the European Monetary Union into a single currency. This union includes France, Germany, the Netherlands, and other European countries. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Securities Subject to Reorganization

The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of Adviser, there is a reasonable prospect of total return greater than the brokerage and other transaction expenses involved.

In general, securities of issuers which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses, as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

The principal risk associated with the Fund’s arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets, and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Swaps

The Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire, or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund may not own certain Reference Assets, the Fund may not have any voting rights with respect to such Reference Assets, and in such cases all decisions related to the obligors or issuers of such Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.

There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund if it utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes. The Fund only will enter into swaps that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) if in doing so the Fund will continue to satisfy the restrictions imposed by the CFTC under Rule 4.5.

The Dodd-Frank Act has made broad changes to the derivatives market, granted significant new authority to the CFTC and the SEC to regulate derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

In addition, on October 28, 2020, the SEC adopted new regulations governing the use of derivatives by open-end funds, which the Fund was required to comply with as of August 19, 2022. As a result, the Fund is required to implement and comply with the limits of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) described below under “Derivatives Transactions Subject to Rule 18f-4” on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework previously used to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require the Fund, if the Fund’s use of derivatives is more than a limited specified exposure amount (10% of net assets), to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These requirements may limit the ability of the Fund to invest in derivatives, engage in securities lending activities, short sales, reverse repurchase agreements and similar financing transactions. Additionally, Rule 18f-4 and the SEC’s corresponding recission and withdrawal of prior guidance and relief related to asset segregation and asset coverage requirements under section 18 of the 1940 Act may affect the Fund’s ability to implement its investment strategy, pursue its investment objectives and may increase the cost of the Fund’s investments.

In addition, regulations adopted by the global prudential regulators are now in-effect require certain bank-regulated counterparties and certain of their affiliated to include in “qualified financial contracts,” including many derivatives contracts as well are repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminated such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that bank-regulated counterpart and/or its affiliates are subject to certain types of resolution of insolvency proceedings.

While hedging transactions can reduce or eliminate losses, they can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives may also give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Future CFTC or SEC rulemakings could potentially further limit or completely restrict the Fund’s ability to use these instruments as a part of the Fund’s investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments or may change the availability of certain investments. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Derivatives Transactions Subject to Rule 18f-4

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions.”

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be affected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the CFTC, the Fund only will enter into such transactions if in doing so the Fund will continue to satisfy the restrictions imposed by the CFTC under Rule 4.5.

Warrants and Rights

The Fund may invest without limit in warrants or rights that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Investment Companies

To the extent permitted by law, the Fund may invest up to 10% of the Fund’s total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more than 3% of the voting securities of any one investment company). Investments in other investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, the Fund’s shareholders will be subject to duplicative investment expenses.

The foregoing 3%/5%/10% limits may be exceeded in certain circumstances if the Fund complies with certain exemptive provisions in the 1940 Act and the rules thereunder.

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. Whenever the Fund is required to establish a segregated account, notations on the books of the Corporation’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Unseasoned Companies

The Fund may invest in securities of unseasoned companies (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities. The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If the other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be attained.

Event Driven Investing

The Fund will invest in event driven opportunities from time to time. Event driven opportunities include, among others, investments in companies that may be involved with announced or anticipated mergers and acquisitions, tender offers, restructurings, reorganizations, spin-offs/split-offs, asset sales, liquidations, bankruptcies, public offerings, rights issues, legal or regulatory changes, or any other events that may be expected to impact the value of a company’s securities.

Event driven investing requires the investor to make judgments about: (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. Further, the consummation of mergers and tender and exchange offers may not occur or their consummation may not have the desired effect. The consummation of such transactions can be prevented or delayed by a variety of factors, including, by way of example: (i) intervention of a federal or state regulatory agency; (ii) compliance with any applicable federal or state securities laws; (iii) market conditions resulting in material changes in securities prices; (iv) inability to obtain adequate financing; and, in the case of mergers or tender and exchange offers, (v) opposition of the management or stockholders of the target company, which will often result in litigation to prevent the proposed transaction. Accordingly, the Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. If the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Restricted and Illiquid Securities

The Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges, or dealer discounts, and other selling expenses than does the sale of securities eligible for trading on national securities exchanges, or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Corporation’s Board of Directors (the “Board” and each member of the Board, a “Director”) will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, (the “1933 Act”) but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. Except for repurchase agreements settled within a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, the Fund’s investments in repurchase agreements are subject to the limit of investing no more than 15% of its net assets in illiquid securities. Therefore, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans of portfolio securities by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements, and (2) will be limited in aggregate to 33 1⁄3% of the value of the Fund’s total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. This allows the Fund to continue to receive income on the loaned securities while also earning interest on the cash amounts deposited as collateral, which are invested in short term, highly liquid obligations.

Generally a loan may be terminated by the borrower on one business day’s notice, or at any time thereby requiring the borrower to redeliver the borrowed securities within the normal and customary settlement time for securities transactions. If the borrower fails to deliver the loaned securities within the normal customary settlement time for securities transactions, the Fund may use the collateral to replace the securities and may hold the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extensions of credit, the Fund would be subject to the risk of delay in recovery, and in some cases even the risk of the loss of rights to the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the potential for income from the loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of a loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the borrower petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss. Moreover, because the Fund will reinvest any cash collateral it receives, as described above, the Fund is subject to the risk that the value of the investments it makes will decline and result in losses to the Fund. These losses, in extreme circumstances such as the 2007-2009 financial crisis, could be substantial and have a significant adverse impact on the Fund and its shareholders.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with a loan of its securities, and may also pay fees to one or more securities lending agents and/or pay other fees or rebates to borrowers.

Borrowing

The Fund does not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of the value of the Fund’s total assets, after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The foregoing policies regarding borrowing are not fundamental policies of the Fund and the Board may change them without a vote of the Fund’s shareholders so long as they remain consistent with the Fund’s fundamental investment restrictions. See “Investment Restrictions.”

Futures Contracts

The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contract transactions can be offset at favorable prices, possible reduction of the Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions

The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts, and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is an ongoing development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on the Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

The Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund’s portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from one of the given portfolio securities as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities indices, and futures contracts, and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid assets in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

Temporary Defensive Position

The Fund may invest in money market instruments as a temporary defensive position in response to adverse market conditions or in periods when announced merger and acquisition opportunities are scarce. The result of this action may be that the Fund will be unable to achieve its investment objective.

Russia Risk

As a result of Russia’s military invasion of Ukraine in February 2022, the United States and other countries imposed broad-reaching political and economic sanctions on Russia, certain Russian allies believed to be providing them military or financial support, on private and public companies domiciled in Russia, including public issuers and banking and financial institutions, and on a variety of individuals. These sanctions, combined with equivalent measures taken by foreign businesses ceasing operations in Russia, continue to adversely impact global financial markets, disrupt global supply chains, and impair the value and liquidity of issuers and funds that continue to maintain exposure to Russia and its allies, Russian investments and sectors that can be impacted by restrictions on Russian imports and exports, such as the oil and gas industry.

It is not possible to predict the duration or extent of longer-term consequences of this conflict, which could include further sanctions, retaliatory measures taken by Russia, embargoes, regional instability, geopolitical shifts and adverse effects on macroeconomic conditions, security conditions, currency exchange rates and financial markets around the globe. Any of the foregoing consequences, including those we cannot yet predict, may negatively impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion. In general terms, the overall negative impact to the Fund will depend on the extent to which the Fund is prohibited from selling or otherwise transacting in its investments at any given time and whether a fair market valuation can be readily obtained, particularly for any Russia currency-denominated investments and investments in US dollar-denominated American Depositary Receipts representing securities of Russian issuers.

Market Disruption and Geopolitical Risk

General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited "cold" wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset values. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials and other individuals in Russia and Belarus. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on companies in which the Fund invests. Such consequences also may increase such companies’ funding costs or limit their access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on our performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Interest Rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of the Fund and the Fund’s rate of return. A reduction in the interest or dividend rates on new investments relative to interest or dividend rates on current investments could also have an adverse impact on the Fund’s net investment income. An increase in interest rates could decrease the value of any investments held by the Fund that earn fixed interest or dividend rates, including debt securities, convertible securities, preferred stocks, loans and high-yield bonds, and also could increase interest or dividend expenses, thereby decreasing net income. Interest rates have risen over the past year and the chance that they will continue to rise is pronounced.

Recently, central banks such as the Federal Reserve Bank have been increasing interest rates in an effort to slow the rate of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund. These impacts may include:

●	severe declines in the Fund’s net asset values;
●	inability of the Fund to accurately or reliably value its portfolios;
●	inability of the Fund to pay any dividends or distributions;
●	inability of the Fund to maintain its status as RIC under the Code;
●	declines in the value of the Fund’s investments;
●	increased risk of default or bankruptcy by the companies in which the Fund invests;
●	increased risk of companies in which the Fund invests being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern; and
●	limited availability of new investment opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades, and the Federal Reserve has been raising the federal funds rate in response. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Fund’s shares and dividends may decline. In addition, during any periods of rising inflation, interest rates of any debt securities held by the Fund would likely increase, which would tend to further reduce returns to shareholders. This risk is greater for fixed-income instruments with longer maturities.

Regulation and Government Intervention Risk

Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the U.S. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to rejoin the Paris climate accord of 2015 and incentivize certain clean energy technologies, cancel the Keystone XL pipeline, provide military support to Ukraine and change immigration enforcement priorities. Other potential changes that could be pursued by the current presidential administration could include an increase in the corporate income tax rate; changes to regulatory enforcement priorities; and spending on clean energy and infrastructure. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the U.S. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its respective investment objectives.

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have a material adverse effect on the Fund’s net asset value.

In addition, the rules dealing with the U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. For example, the Tax Cuts and Jobs Act made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of legislative changes is uncertain, both in terms of the direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of the Fund’s assets, Fund shares or market conditions generally.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s rapid pace of rulemaking has resulted in many different final and proposed regulations that could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund, fundamentally impact the mechanisms for purchases and redemptions of Fund shares and/or increase overall expenses of the Fund. These rulemakings cover topics such as the scope, design and delivery of annual and semiannual shareholder reports and related financial data, proposed revisions to the rule under the 1940 Act governing the Fund’s liquidity risk management program, a proposed requirement to implement “swing” pricing for certain redemptions and proposals in the areas of privacy and cybersecurity. The Board designated and approved a liquidity committee (“Liquidity Committee”) to administer the Fund’s liquidity risk management program and related procedures.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks are becoming increasingly common and more sophisticated, and may be perpetrated by computer hackers, cyberterrorists or others engaged in corporate espionage. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There have been a number of recent highly publicized cases of companies reporting the unauthorized disclosure of client or customer information, as well as cyberattacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by the terrorist organizations and hostile foreign government. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity policies, plans and systems put in place by its service providers or any other third party whose operations my affect the Fund or its shareholders. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

Because technology is consistently hanging, new ways to carry out cyberattacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyberattack. In addition to deliberate cyberattacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers. Like other funds and business enterprises, the Fund and its service providers are subject to the risk of cyber incidents occurring from time to time.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

1.	Invest 25% or more of the value of its total assets in any one industry or issuer;

2.	Issue senior securities, except that the Fund may borrow money, including on margin if margin securities are owned, and enter into reverse repurchase agreements in an amount up to 33 1⁄3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

5.	Invest for the purpose of exercising control over management of any company;

6.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage backed securities, publicly-traded real estate investment trusts, and similar instruments; or

7.	Purchase or sell commodities or commodity contracts except for certain bonafide hedging purposes or invest in any oil, gas, or mineral interests.

Additionally, subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. The Fund relies upon an exclusion under CFTC Rule 4.5 from the definition of “commodity pool operator” to avoid registration with the CFTC and this exclusion imposes certain trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the future, options or swaps markets.

Portfolio Holdings INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-PORT or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a semiannual basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc., Donnelley Financial Solutions, and Appatura provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Board is responsible for establishing the Corporation’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers. For the purpose of discussion in this section, and in the SAI generally, a reference to the Board, a Director, or a committee of the Fund is a reference to the Board, a Director, or committee of the Corporation. Information pertaining to the Directors and Officers of the Corporation is set forth below.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships

INTERESTED DIRECTOR(4):

Mario J. Gabelli Chairman and Chief Investment Officer 1942	Since 1993	31(7)	Chair, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS(5):

Anthony J. Colavita(6) Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director 1943	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director 1942	Since 2000	9	Retired Senior Manager of the Gabelli-O’ Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director 1968	Since 2009	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships

Werner J. Roeder Director 1940	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act, are considered to be “Independent Directors.”
(6)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex.
(7)	As of December 31, 2022, there are a total of 49 registered investment companies in the Fund Complex. Of the 49 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 5 funds, and part of the portfolio management team of 15 funds.

The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them; to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set for above and below. Each Director’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Director

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is Chair, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTCQX (“OTCQX”)-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, MBA. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Independent Directors

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Fund’s Nominating Committee and is a member of the Fund’s Audit Committee and ad hoc Proxy Voting Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

Vincent D. Enright. Mr. Enright is the Lead Independent Director of the Fund, Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees, a member of Fund’s Nominating Committee, and both multi-fund ad hoc Compensation Committees. Mr. Enright has been designated as the Fund’s Audit Committee Financial Expert. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Mary E. Hauck. Ms. Hauck was a Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company. She serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Ms. Hauck was formerly a Performing Arts Coordinator for The Sun Valley Center for the Arts in Sun Valley, Idaho; President of the Treasurer’s Fund of Gabelli-O’Connor Fixed Income Asset Management, Co.; Senior Vice President and Portfolio Manager of The Dreyfus Corp.; Senior Consultant for The Assembly Committee on Revenue and Taxation in the California Legislature; Investment Consultant for Scudder, Stevens and Clark; Investment Manager for Standard & Poor’s Counseling Corp.; Portfolio Analyst for Dodge & Cox; and Portfolio Assistant for Wells Fargo Bank. Ms. Hauck has been affiliated with the Bedford Central School District as a Board Member; Hickory Hill Figure Skating Club as a Board Member, Secretary, and President; the Skating Club of New York as a Board Member and President; and the Carl Schurz Park Association. Ms. Hauck received her Bachelor’s degree in Economics from the University of California, Berkeley.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. He was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He serves on the Board of Trustees of Long Island University in Brookville, NY and the Fordham Preparatory School. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit, Nominating, and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. More than 75% of the members of the Board are Independent Directors and each of the Audit, Nominating, and ad hoc Proxy Voting Committees is comprised entirely of Independent Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to the compensation of certain officers of the closed-end funds in the Fund Complex, and some of the Fund’s Directors may from time to time also serve on this separate committee.

All of the Fund’s Directors, other than Mr. Mario J. Gabelli, are Independent Directors and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Corporation: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Corporation does not have a standing compensation committee (although some of the individuals who are Directors of the Fund participate in the multi-fund ad hoc Compensation Committees described above).

The Corporation’s Audit Committee consists of three members: Messrs. Enright (Chairman) and Colavita, and Dr. Roeder, who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 15, 2023. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants’ responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof, and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2022, the Audit Committee met twice.

The Corporation’s Nominating Committee consists of three members: Messrs. Colavita (Chairman) and Enright, and Dr. Roeder, who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the year ended December 31, 2022.

The Corporation’s ad hoc Proxy Voting Committee consists of three members: Messrs. Enright (Chairman) and Colavita, and Dr. Roeder, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2022.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2022.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED DIRECTOR:
Mario J. Gabelli	E	E

INDEPENDENT DIRECTORS:
Anthony J. Colavita	C	E
Vincent D. Enright	C	E
Mary E. Hauck	D	E
Kuni Nakamura	E	E
Werner J. Roeder	D	E

*	Key to Dollar Ranges – Information as of December 31, 2022
A.	None
B.	$1–$10,000
C.	$10,001–$50,000
D.	$50,001–$100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2022, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$9,453	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$467	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$1,258,313	*
Anthony J. Colavita	Same	M-Tron Industries Inc.	Common Stock	$10,211	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$7,031	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$347	*
Kuni Nakamura	Same	M-Tron Industries Inc.	Common Stock	$7,595	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$753,665	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

No trustee, director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an Officer or Director of the Corporation. The Fund pays each Director who is not a director, officer, or employee of the Adviser or any of its affiliates an annual retainer of $9,000 plus $2,000 for each Board meeting attended and reimburses these Directors for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Independent Director each receives a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Directors. No Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2022.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**
INTERESTED DIRECTOR:
Mario J. Gabelli Chairman of the Board	$0	$0 (0)
INDEPENDENT DIRECTORS:
Anthony J. Colavita Director	$18,000	$181,500 (18)
Vincent D. Enright Director	$22,000	$217,500 (17)
Mary E. Hauck Director	$17,000	$72,000 (9)
Kuni Nakamura Director	$17,000	$351,125 (36)
Werner J. Roeder Director	$18,000	$160,500 (20)

*	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2022.
**	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2022, by investment companies (including the Fund) or portfolios that are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Corporation, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Advisers subscribe to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Fund to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2023, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP

CLASS AAA

Mario J. Gabelli and Affiliates Greenwich, CT 06830-7011	61.26%	Beneficial (a)

GGCP Inc. Greenwich, CT 06830-6608	14.44%	Beneficial

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit Of Customer St Louis, MO 63103-2523	13.96%	Record*

MJG 1999 Descendants Trust Attn: Mario J Gabelli Rye, NY 10580-1422	10.49%	Beneficial

The Gabelli Foundation Inc Rye, NY 10580-1422	9.07%	Beneficial

Old Rock IV LLC Rye, NY 10580-1422	8.67%	Beneficial

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller St. Petersburg, FL 33716-1100	5.94%	Record*

M J G IV Limited Partnership C/O Gabelli & Company Inc Rye, NY 10580-1422	5.05%	Beneficial

ADVISOR CLASS

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds San Francisco, CA 94105-1901	17.38%	Record*

UBS WM USA SPEC CDY A/C EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	15.83%	Record*

National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th FL Jersey City, NJ 07310-1995	12.63%	Record*

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Keybank NA Hofmann Bruno 2020 T/A PRI USD Cleveland, OH 44101-4871	9.99%	Beneficial

TD Ameritrade Inc FBO Our Customers Omaha, NE 68103-2226	7.54%	Record*

Pershing, LLC Jersey City, NJ 07399-0001	6.55%	Record*

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Our Customers Jacksonville, FL 32246-6484	5.73%	Record*

SEI Private Trust Company C/O Regions Bank Oaks, PA 19456-9989	5.05%	Record*

*	Beneficial ownership is disclaimed.

(a)	Includes shares directly or indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the Fund, including GGCP, Inc., MJG 1999 Descendants Trust, MJG IV Limited Partnership, Old Rock IV LLC, and The Gabelli Foundation Inc.

As of March 31, 2023, Mario J. Gabelli directly or indirectly beneficially owned 49.83% of the outstanding shares (aggregating all classes) of the Fund, including shares of the Fund held by discretionary client accounts for which he disclaims beneficial ownership. For as long as Mr. Gabelli’s investment in the Fund represents a greater than 25% interest, Mr. Gabelli may be deemed to be a “control person” of the Fund, as that term is defined in the 1940 Act.

As of March 31, 2023, as a group, the Directors and Officers of the Fund, excluding Mario J. Gabelli and affiliates, beneficially owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER serviceS

Investment Adviser

The Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets of approximately $18.5 billion as of December 31, 2022. The Adviser is a wholly owned subsidiary of GAMI. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI, a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.”. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $10.7 billion as of December 31, 2022; Teton Advisors, LLC (previously Teton Advisors, Inc., with assets under management of approximately $1.5 billion as of December 31, 2022), and its affiliated investment adviser Keeley-Teton Advisers, LLC acts as investment adviser to The TETON Westwood Funds and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.8 billion as of December 31, 2022. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., the parent of Teton Advisors, LLC. as of December 31, 2022. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Contract”) which was originally approved by the Fund’s sole shareholder on March 10, 1993. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day to day investment decisions of the Fund, arranges the portfolio transactions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund’s average daily net assets of 0.50%. On April 27, 2007 the Board, including a majority of its Independent Directors, approved a permanent reduction in the contractual fee rate to 0.50% of the Fund’s average daily net assets. The Advisor Class shares were first offered on May 1, 2007.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian (as defined below) and Transfer Agent (as defined below); (ii) oversees the performance of administrative and professional services to the Fund by others, including The Bank of New York Mellon, the Fund’s Sub-Administrator, (the “Sub-Administrator” or “BNY Mellon”) and State Street Bank and Trust Company (“State Street”), the Fund’s Custodian, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), the Fund’s Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2022, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law, which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

For the fiscal years ended December 31, 2020, 2021, and 2022, respectively, the Adviser earned advisory fees of $3,866,234, $3,603,878, and $3,190,797.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day to day management during the year ended December 31, 2022.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies*:	22	$15.9 billion	5	$5.2 billion
	Other Pooled Investment Vehicles:	7	$1.0 billion	7	$937 million
	Other Accounts:	881	$6.1 billion	0	$0

*	As of December 31, 2022, there are a total of 49 registered investment companies in the Fund Complex. Of the 49 registered investment companies, Mr. Gabelli serves as sole portfolio manager of 5 and part of the portfolio management team of 15.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Because of Mr. Gabelli’s position with G.research and his indirect ownership interest in G.research, he may have an incentive to use G.research to execute portfolio transactions for the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the Firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMI and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMI, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager of accounts managed by affiliates. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Mario J. Gabelli	G

*	Key to Dollar Ranges – Information as of December 31, 2022

A.	None

B.	$1–$10,000

C.	$10,001–$50,000

D.	$50,001–$100,000

E.	$100,001–$500,000

F.	$500,001–$1,000,000

G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion – 0.0125%; $15 billion to $20 billion – 0.01%; and over $20 billion – 0.008%. The Sub-Administrator fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116, serves as the Corporation’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, New York 10001, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian (the “Custodian”) for the Fund’s cash and securities. SS&C Global Investor & Distribution Solutions, Inc.. (“SS&C GIDS” or the “Transfer Agent”), located at 430 W 7th Street STE 219204, Kansas City, Missouri 64105-1407, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither DST nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plan, the Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

DISTRIBUTION PLAN

The Board approved the elimination of the Fund’s distribution and service plan for Class AAA shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act effective February 25, 2004. The Board has adopted separate distribution and service plans pursuant to Rule 12b-1 for Advisor Class shares (the “Rule 12b-1 Plans”). Payments may be made by the Fund under the Rule 12b-1 Plans for the purpose of financing any activity primarily intended to result in the sales of Advisor Class shares, as applicable, as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of a Rule 12b-1 Plan and not be subject to its limitations. Payments under a Rule 12b-1 Plan are not dependent on distribution expenses actually incurred by the Distributor. A Rule 12b-1 Plan compensates the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Gabelli Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Rule 12b-1 Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Rule 12b-1 Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Directors. The Rule 12b-1 Plans may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of a Rule 12b-1 Plan must also be approved by the Board in the manner described above. Each Rule 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Rule 12b-1 Plan, the Distributor will provide the Directors with periodic reports of amounts expended under the applicable Rule 12b-1 Plan and the purpose for which such expenditures were made.

Pursuant to the Rule 12b-1 Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Advisor Class shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sale charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Fund and by a vote of the majority of Independent Directors cast in person at a meeting called for the purpose of such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to the Rule 12b-1 Plans, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Advisor Class of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Rule 12b-1 Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended December 31, 2022, the Fund made payments for Advisor Class shares of $400,637 to the Distributor. The plan compensates the Distributor regardless of its expense.

For the fiscal year ended December 31, 2022, the Distributor identified expenditures for the Fund of approximately $17,500 for advertising and promotion, $4,700 for printing, postage, and stationery, $16,000 for overhead support expenses, $170,400 for compensation of personnel of the Distributor, $0 for advanced commissions, and $273,100 for third party servicing fees.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The Class AAA shares were first offered to the public on May 14, 1993. The Advisor Class shares were first offered to the public on May 1, 2007.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as may be described in the Fund’s prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted to that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of the Rule 12b-1 Plans or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $8,005 on portfolio transactions in the principal amount of $8,469,356 during the fiscal year ended December 31, 2022, to broker dealers who provided research services to the Adviser. The average commission on these transactions was $0.05000 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the past three fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31	Commissions Paid

Total Brokerage Commissions	2020	$544,373
	2021	$359,553
	2022	$193,203

Commissions paid to G.research	2020	$117,034
	2021	$47,614
	2022	$64,639
% of Total Brokerage Commissions paid to G.research*	2022	33.46%
% of Total Transactions involving Commissions paid to G.research*	2022	37.86%

*	The difference between the percentage of total commissions paid to G.research versus the percentage of the principal amount of commissionable trades done through G.research can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange-traded securities. G.research only executed transactions on exchange-listed securities, and the rates per share on such securities are often determined without regard to the principal amount of the transaction, which led to the differences noted.

During its fiscal year ended December 31, 2022, the Fund did not acquire securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected by an ad hoc committee of independent Board members and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless (a) the shareholder has redeemed more than $250,000 over the preceding three months, and (b) either the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund or the shareholder has indicated a preference to the Fund for redemptions in kind. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund’s policy is only to distribute securities to shareholders from its portfolio of investments that meet the following criteria: (i) traded on a major stock exchange and have a free float of at least $500 million, or (ii) the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. In either case, the Fund will not distribute an amount of securities of a particular issuer that exceeds 25% of the average daily trading volume of such security over the preceding 20 trading days.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Advisor Class shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, as applicable, as a result of the higher service and distribution- related fees to which Advisor Class shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. OTC market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser, which has been appointed Valuation Designee pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board, and the security will be valued based on written or standing instructions from the Adviser, as Valuation Designee.

Equity securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges but may be fair valued by the Valuation under procedures adopted pursuant to Rule 2a-5 if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board under Rule 2a-5) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Valuation Designee should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Valuation Designee will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements pursuant to the Fund’s Rule 2a-5 policies and procedures, and such information will be reported to the Board when and as required under Rule 2a-5 and the Fund’s policies and procedures adopted thereunder. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Valuation Designee. If all markets on which such an equity security have suspended trading, the Valuation Designee will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Valuation Designee.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Valuation Designee.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Designee under procedures established pursuant to Rule 2s-5. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service overseen by the Valuation Designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the Valuation Designee under procedures established pursuant to Rule 2a-5. Additional information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions.

Taxation

General

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares by U.S. persons who hold their shares as capital assets (generally assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change and which may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. Federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. Federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies) (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. The Fund intends to distribute substantially all of its income and gains. If the Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, the Fund would be subject to U.S. Federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund’s fiscal year), and (3) certain ordinary income and capital gains for previous years that were not distributed during such years and upon which no income tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Except as provided below, distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly reported distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate, provided that certain holding period requirements are met. Properly reported dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations may, subject to limitations, be eligible for the dividends received deduction.

Distributions of gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long term capital gains over net short term capital losses, if any, properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long term capital gains, regardless of how long a shareholder has held Fund shares. To the extent that the Fund retains any net long term capital gains, it may report them as “deemed distributions” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amounts so reported on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares. Shareholders who are not subject to U.S. Federal income tax or tax on capital gains should be able to file a return on the appropriate form and a claim for refund that allows them to recover the tax paid on their behalf.

If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholder holds his shares as capital assets).

Shareholders will be notified annually as to the U.S. Federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain distribution). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the purchaser.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund’s shareholders.

Dispositions

Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon the shareholder’s basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and for non-corporate shareholders the rate of tax will depend upon the shareholder’s holding period for the shares and the shareholder’s level of taxable income. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long term capital gain, any loss recognized on the sale of such shares during such six month period would be a long term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund’s assets.

Medicare Tax

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Backup Withholding

The Fund generally will be required to withhold U.S. Federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability.

Certain Reportable Transactions

If a shareholder recognizes, in any taxable year, a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Withholding at a rate of 30% is required on dividends in respect of Fund shares held by “foreign financial institutions” (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Similarly, dividends in respect of Fund shares held by an investor that is a non-financial foreign entity is subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this legislation on their investment in the Fund.

Properly reported ordinary income dividends are generally exempt from U.S. Federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest on obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short term capital gains” (generally, the excess of the Fund’s net short term capital gain over the Fund’s long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some, or none of its potentially eligible dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute or successor Form).

Fund Investments

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long term and 40% short term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund’s sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

Investors should consult their own tax advisers regarding U.S. Federal, state, local, and foreign tax considerations.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUND’S SHARES

The Corporation is an open-end management investment company organized as a Maryland corporation on October 30, 1992. Its authorized capital stock consists of one billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund’s shares to replace its Directors. The Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. On February 21, 2007, the Board reclassified the Fund’s shares into Class AAA shares and Advisor Class shares.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation sends semiannual and annual reports to all shareholders which include lists of portfolio securities and the Fund’s financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of the prospectus, semiannual, annual, and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2022, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund’s 2022 Annual Report to Shareholders. The Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

GABELLI INVESTOR FUNDS, INC.

Part C:

OTHER INFORMATION

Item 28.	Exhibits:

(a)(1)	Articles of Incorporation of the Registrant, dated October 30, 1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003815) (“Post-Effective Amendment No. 8”).

(a)(2)	Articles of Amendment, dated February 10, 2005, are incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001070).

(a)(3)	Articles of Amendment, dated February 21, 2007, are incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 2007 (Accession No. 0000935069-07-000982 (“Post-Effective Amendment No. 20”).

(a)(4)	Articles Supplementary, dated February 21, 2007, are incorporated by reference to Post-Effective Amendment No. 20.

(b)	Amended and Restated By-Laws of the Registrant, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017798).

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated March 10, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(2)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated February 16, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000200).

(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191397) (“Post-Effective Amendment No. 27”).

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company (“State Street”), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000393).

(h)	Transfer Agency and Service Agreement between the Registrant and State Street, is incorporated by reference to Post-Effective Amendment No. 8.

(i)	Opinion and Consent of Venable LLP, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 2021 (Accession No. 0001193125-21-144549).

(j)(1)	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm -- filed herewith.

(j)(2)	Powers of Attorney for Anthony J. Colavita, Vincent D. Enright, Mario J. Gabelli, Mary E. Hauck, Kuni Nakamura, and Werner J. Roeder, dated April 28, 2023, is filed herewith.

(k)	Not Applicable.

(l)	Subscription Agreement is incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 4, 1993.

(m)	Amended & Restated Plan of Distribution pursuant to Rule 12b-1 relating to Advisory Class Shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 27.

(n)	Rule 18f-3 Multi-Class Plan, dated February 21, 2007, is incorporated by reference to Post-Effective Amendment No. 20.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., dated January 18, 2022, is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2022 (Accession No. 0001193125-22-133156).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

The basic effect of the respective indemnification provisions of the Registrant’s By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli ABC Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds and closed-end funds.

The information required by this Item 31 with respect to the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to (i) Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706); (ii) “Management of the Fund” in the Prospectus constituting Part A of the Registrant’s Registration Statement; and (iii) “Directors and Officers” in the Statement of Additional Information constituting Part B of the Registrant’s Registration Statement.

Item 32.	Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., The Gabelli Money Market Funds, The Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, Gabelli Innovations Trust the KEELEY Funds, Inc., and the Gabelli ETFs Trust.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

Information on the physical possession of accounts, books, and other documents is included in the Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on March 14, 2023.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 47 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 47 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York on the 28th day of April, 2023.

GABELLI INVESTOR FUNDS, INC.

By:	/s/ John C. Ball
John C. Ball
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 47 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

Mario J. Gabelli*	Chairman of the Board	April 28, 2023
Mario J. Gabelli

/s/ John C. Ball	President	April 28, 2023
John C. Ball	(Principal Executive Officer)

/s/ John C. Ball	Treasurer	April 28, 2023
John C. Ball	(Principal Financial Officer)

Anthony J. Colavita*	Director	April 28, 2023
Anthony J. Colavita

Vincent D. Enright*	Director	April 28, 2023
Vincent D. Enright

Mary E. Hauck*	Director	April 28, 2023
Mary E. Hauck

Kuni Nakamura*	Director	April 28, 2023
Kuni Nakamura

Werner J. Roeder*	Director	April 28, 2023
Werner J. Roeder

*By:	/s/ John C. Ball
John C. Ball Attorney-in-Fact